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                                COMMERCIAL NOTE



BANK USE ONLY                                                   Englewood

 [SIGNATURE]                                                -------------------
_________________                                                Branch
Officer Initials

 $85,000.000                                             Date   May 22, 1996
-----------------                                              ----------------


1.   PROMISE TO PAY

     For value received, the undersigned, jointly and severally, promises to pay to the order of THE BANK OF NEW YORK (NJ), (hereinafter referred to as the BANK) at its principal office at 385 Rifle Camp Road, West Paterson, N.J. 07424-3206, or at such other office as the BANK may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal sum of

2.   AMOUNT

     Eighty-five thousand and 00/100 ($85,000.00) Dollars, together with interest on the unpaid part the principal amount at the interest rate indicated below by checkmark or "X" placed in the box below opposite the applicable interest rate method.

3.   INTEREST

     Interest will be computed on the basis of a 360-day year for the actual number of days elapsed.
     [ ]  3.1 Fixed Rate _______% per annum.

     [ ] 3.2 Variable Rate ______ % per annum plus the BANK'S PRIME RATE. Upon an increase or decrease in the BANK'S PRIME RATE, the corresponding increase or decrease in the interest rate on this note will be effective immediately, or [ ]_______________________________________________________
     The Bank of New York's (NJ) PRIME RATE is the rate of interest announced from time to time by the BANK as its prime rate, prime lending rate, or base rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans and it is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the BANK to any particular class or category of customers.

     [X] 3.3 Variable Rate 1.25% per annum plus the BANK'S ALTERNATE BASE RATE. Upon an increase or decrease in the BANK'S ALTERNATE BASE RATE, the corresponding increase or decrease in the interest rate on this note will be effective immediately, or [ ] ___________________________________.
     DEFINITION OF ALTERNATE BASE RATE: "Alternative Base Rate" means the greater of (A) The BANK'S Prime Rate, as in effect from time to time OR (B) 1/2% plus the effective federal funds rate as published by the Federal Reserve Bank of New York.

4.   PAYMENT

     The principal and interest shall be paid to the BANK in accordance with the method indicated below by checkmark or "X" in the box below opposite the applicable payment method.

    [ ] 4.1 ON DEMAND. In one single payment, with interest payable monthly on the _____ day of each month, with the balance of the unpaid principal and interest to be paid upon demand.
              It is understood that any other repayment program agreed to by the Bank and the undersigned, now or in the future, is not intended to modify or restrict any rights or remedies which accrue to the Bank by the demand nature of this note. Regardless of any repayment program, agreed to or implied, the Bank reserves the right to demand payment in full, at any time, and at its sole discretion.

    [ ]  4.2  SINGLE PAYMENT. ____ days after date.

    [ ] 4.3 BULLET PAYMENT. The undersigned will pay accumulated interest on the principal amount ___ monthly, or ___ quarterly beginning on ____________________ and will pay the principal amount and all unpaid interest on _____________________.

    [X] 4.4 CONSTANT PRINCIPAL PAYMENTS. The undersigned will pay $1,770.83 on the principal balance plus accumulated interest on the principal balance beginning on June 22, 1996 and on the 22 day of each month thereafter. The balance of unpaid principal and interest shall be due and payable on May 22, 2000.

    [ ] 4.5 INSTALLMENT PAYMENTS. The undersigned will pay ___________ monthly including interest on the unpaid principal balance beginning on _______________________ and on the _______ day of each month thereafter. The balance of unpaid principal and interest shall be due and payable on ____________________. When this note is a variable rate note, if the BANK'S ALTERNATE BASE RATE rises to such a rate that the entire installment payment is applied to interest resulting in no reduction of the unpaid principal balance, then the BANK may increase the remaining installment payments by an amount equal to the originally scheduled principal repayments, or a lesser amount if the BANK so chooses. This may be done at the BANK'S sole discretion, as frequently as conditions require, without notice to the undersigned or any endorsers and guarantors. In the event there is a subsequent decline in the BANK'S ALTERNATE BASE RATE, the BANK may, but shall not be obligated to, reduce the remaining installment payments.

    [ ] 4.6   OTHER.

              __________________________________________________________________

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              __________________________________________________________________

              __________________________________________________________________

5.   MULTIPLE ADVANCES


    [ ] This note may be disbursed in multiple advances under a line of credit or revolving credit agreement. (see paragraph 5.9)

    DIRECT CHARGE. The undersigned authorizes the BANK to charge my account
                   6104206121 for all payments due under this note.

             THIS NOTE INCLUDES THE ADDITIONAL TERMS ON THE REVERSE
                SIDE HEREOF ALL OF WHICH ARE MADE A PART HEREOF

                                                All Communications Corporation
                                               ---------------------------------
                                                (a New Jersey Corporation)
                                               ---------------------------------


ATTEST/WITNESS


By: STEVEN L. WEXLER                             By: RICHARD REISS, PRES.
   --------------------------                        --------------------------
    Steven L. Wexler, V.P.                           Richard Reiss, President


                                             By:
                                                --------------------------------









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5.  ADDITIONAL TERMS OF THE NOTE

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   5.1    SET OFF. In addition to any other security interest that may be given to secure the repayment of this note, in addition to the  BANK's right of set-off, the BANK is  hereby granted a security interest in any  amount which the BANK may owe to the undersigned, or  any endorsers  or guarantors,  including any  balance or  share of  any deposit  or investment  or  other property,  tangible or intangible, owned by or  in which the undersigned or endorsers  or guarantors have an interest, and additions and substitutions thereto, and any such property acquired hereafter by the undersigned, endorsers or guarantors, which may  be in  possession or  control  of the  BANK, which  property will  also  secure any  other liabilities  of  the undersigned,  endorsers or guarantors  to the BANK,  either now existing  or hereinafter arising.  However, any collateral subject to  the Right  of Rescission  as  defined in  Regulation Z  (12 CFR  226)  is hereby  excluded. Upon  demand,  the undersigned,  endorsers and guarantors will deposit additional collateral  with the BANK, in form and amounts satisfactory to the BANK,  for the further  securing of any  liability of the  undersigned, endorsers and  guarantors, now existing  or hereafter incurred.

   5.2    REIMBURSABLE EXPENSES. The UNDERSIGNED authorizes the BANK, without demand and acting in its discretion  in each instance, to  charge and withdraw from any credit balance which the UNDERSIGNED  may then have with the BANK, any amount which shall be due from the UNDERSIGNED, from time to time in  connection with or by reason of the UNDERSIGNED'S application for,  and the  making  and administration  of  the loan,  perfection  of any  security  interest or  mortgage,  or appraisal  on any collateral. The BANK, within a reasonable time, shall advise the UNDERSIGNED of each such charge and amount thereof.

   5.3    WAIVERS. The undersigned and all endorsers and guarantors waive their right of presentment (any notices to which they  may be  entitled), demand for payment, protest and notice of extension or renewal hereof, and agree they shall not be released or discharged from liability by reason of any extension of time for payment or by reason of the BANK's waiver of any terms or conditions of this note.

   5.4    WAIVER OF TRIAL BY JURY. Each party to this note hereby expressly waives any right to trial by jury of any claim,  demand, action or cause of action (1) arising under this note or any other instrument, document or agreement executed or delivered in connection herewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any  of them with respect to this note or any  other instrument, document or agreement executed or delivered in connection herewith, or the  transactions related  hereto or thereto,  in each  case whether now  existing or  hereafter arising  and whether  sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto  to the waiver of their right to trial by jury.

   5.5    DEFAULT.  This note shall  be in default at  any time the  BANK deems itself insecure  or, at the  BANK's option, upon the occurrence of any of the following without notice to the undersigned, any endorsers or guarantors: (a) failure to pay when due the principal of or interest on the note or any installment thereof; (b) change in the condition or affairs, financial or otherwise, of  any of the  undersigned or any  endorsers or guarantors  which in the  opinion of the  BANK impairs  the prospect  of  payment thereof;  (c) death,  insolvency,  termination of  business, or  commencement  of any  insolvency or bankruptcy proceedings by or against any of the undersigned, any endorsers or guarantors; (d) impairment of, damage to, or destruction of any collateral.

   5.6    REMEDIES. On default, the BANK may declare this note and any other obligation of the undersigned, endorsers or  guarantors to  be immediately due and payable, unless said obligations were  extended by the BANK for 'consumer credit' purposes, and may apply the property in which it has a security interest toward repayment of this note.  The  interest rate of this note shall be increased to 5% above the Bank's Prime Rate or to the maximum  interest rate  permitted  by law, for a commercial loan  of  the kind evidenced by this note, upon the occurrence of a default as such term is defined in Section 5.5 of this note.

          At the BANK's option, the undersigned will pay a 'late  charge' not exceeding five percent (5%) of any installment or  the balance  due at  maturity when paid  more than fifteen  (15) days after  the due date  thereof to cover  the added expense involved in handling delinquent payments,  but such 'late charges' shall  not be payable out of  the proceeds of any  sale made  to satisfy the indebtedness secured hereby, unless such proceeds are sufficient to discharge the entire indebtedness and all proper costs and expenses secured thereby.

          Upon default, the undersigned shall pay the costs of collection and if this note is placed in the hands of an attorney, an amount equal  to twenty  percent (20%)  of the  unpaid principal  balance and  interest as  an attorney's  fee, which  the undersigned agrees is reasonable.

   5.7    FINANCIAL  STATEMENTS. The undersigned agrees to furnish to the BANK, from time to time as the BANK may reasonably request but not less than annually, copies of its financial statements consisting of consolidated and consolidating balance  sheet and income statement with supporting schedules for the undersigned and its subsidiaries. The statements are to be prepared in  accordance with generally accepted  accounting principles by an independent  certified public accountant acceptable to the BANK.

   5.8    MISCELLANEOUS. The undersigned authorizes  the BANK to  surrender this note  and related collateral  to the person  making final payment.

          This note and the rights and remedies of the BANK shall be governed by the laws of the State of New Jersey. If any portion of  this note is held to be void,  illegal or of no effect, the remaining  portion of this agreement shall nevertheless be enforceable.

   5.9    MULTIPLE ADVANCES. The undersigned acknowledges and understands that:

          (1) Advances evidencing disbursements  under this note, may  be made upon  receipt of oral or  written instructions or  as required from time to time;

          (2) All advances are subject to the BANK'S prior approval;

          (3) The balance outstanding on the note at any time shall be the difference between the total advances made less the total repayments, plus interest and charges, regardless that the sum of the advances may exceed the face amount of the note;

          (4)  The maximum amount  of principal outstanding  at any time shall  not exceed the  face amount of  the note, except for monies expended by the BANK  in the payment of  any tax, assessment, rent, municipal  or governmental charge, premium  for insurance, lien, repair, maintenance, protection or preservation of any collateral securing this note.

   5.10   ADVERSE  CHANGES IN FINANCIAL/OTHER CONDITIONS: The undersigned warrants that there has been no material adverse change in the financial or any  other condition of  the undersigned, since  the submission of  the loan request  to the BANK,  which request  resulted in the execution of and  is evidenced by this note, which  would warrant withholding any disbursement or future disbursements  under this  note. The  undersigned agrees  to  immediately advise  the BANK,  in writing,  upon  the occurrence of any material adverse change in the financial condition or any other condition of the undersigned.

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                             ENDORSEMENT/GUARANTY

     In consideration of One Dollar ($1.00), receipt of which is acknowledged, and of the credit given or discount, loan or extension of time made by or upon the within note, the undersigned (if more than one, jointly and severally), hereby unconditionally guarantee to the holder of said note, irrespective of the genuineness, validity, regularity or enforceability thereof, or of the obligation evidenced thereby, or of existence or amount of any collateral held therefor, or of the acceleration of the maturity thereof whether by the terms thereof or of any other agreement now or hereafter made between the maker and the payee whether or not the undersigned shall have notice of such agreement, and irrespective of any other circumstances, that all sums stated therein to be payable thereunder and under any renewal thereof shall be promptly paid in full whenever due, in accordance with the provisions thereof, at maturity, by acceleration or otherwise, and, in case of extension of time payment in whole or in part, all said sums shall be promptly paid in full whenever due, in accordance with the provision thereof, at maturity, by acceleration or otherwise, and, in case of extension of time payment in whole or in part, all said sums shall be promptly paid when due according to such extension or extensions at maturity, by acceleration or otherwise; and hereby consent that from time to time, without notice to the undersigned, payment of any said sums under said note or any renewal thereof or of any collateral held therefor may be extended in whole or in part or any of said collateral may be exchanged, surrendered, or otherwise dealt with as the holder of the within note may determine, or the rate of interest changed; and hereby waive their right to a trial by jury, presentment, demand of payment, protest and notice of protest, or other notice of dishonor and notice of any exchange, surrender, sale or other dealing with collateral. The signature or signatures of the undersigned hereto is or are intended as an endorsement of the within instrument as well as the execution of the foregoing guarantee by each of the undersigned.

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BY:____________________________________     BY:_________________________________


BY:____________________________________     BY:_________________________________


BY:____________________________________     BY:_________________________________
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